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                                                              No. INVIF-01

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

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                           INVITRO INTERNATIONAL
         (Incorporated under the laws of the State of California)

                SERIES  F  COMMON  STOCK  PURCHASE  WARRANT
                       75,000 SHARES OF COMMON STOCK

             Void After March 31, 1999 (the "Expiration Date")

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  This is to certify that, for value received, receipt of which is hereby acknowledged, BOB GROSSMANN, 1257 Siskiyou Blvd., Suite 171, Ashland, Oregon 97520, or assigns (hereinafter called the "holder"), is entitled to purchase from INVITRO INTERNATIONAL, a California corporation (hereinafter called the "Company"), at the Warrant Price of ONE DOLLAR AND TWENTY-FIVE CENTS ($1.25) per share, subject to adjustment as hereinafter provided (hereinafter called the "Warrant Price"), at any time on or before 5:00 P.M. California time on March 31, 1999 (the "Expiration Date"), up to SEVENTY-FIVE THOUSAND (75,000) fully paid and non-assessable shares of Common Stock of the Company (hereinafter called "Common Stock"), subject to the terms and conditions hereof, including such adjustments as may be required under the terms hereof.

  This Warrant represents all or a portion of 75,000 Series F common stock purchase warrants (the "Warrants") originally issued by the Company on March 21, 1996 pursuant to a letter agreement for consulting services between the Company and Bob Grossmann. This Warrant represents part of such issue and is herein called "this Warrant."

  This Warrant may be exercised by the holder as hereinabove provided as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant at the principal office of any transfer agent for the Common Stock, or, if the Company shall not have any transfer agent for the Common Stock, at the principal office of the Company (any such transfer agent, or the Company acting hereunder, being hereinafter called the "Warrant Agent"), with the statement of election to subscribe attached hereto duly executed and upon payment to the Company of the Warrant Price for shares so purchased in cash or by certified check or bank draft. Thereupon (except that if, upon such date, the stock transfer books of the Company shall be closed, then upon the next succeeding date on which such transfer books are open), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which such person is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time (not exceeding five business days, except while the transfer books of the Company are closed) after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect of a part only of the shares of Common Stock covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

  The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

  The rights of the holder of this Warrant shall be subject to the following terms and conditions:

Section 1.   Certain Adjustments and Notices

  1.1. In case the Company shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares of Common Stock with or without par value, (i) the number of shares of Common Stock which immediately prior to such change the holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Warrant Price in effect immediately prior to such change shall be increased or decreased, as the case may be, in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change; in any such event, the rights of the holder of this Warrant to an adjustment in the number of shares of Common Stock purchasable on exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the holder of this Warrant becomes entitled to purchase hereafter.

  1.2. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and goodwill of the Company as an entirety, as the case may be, the holder of this Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable, upon such capital reorganization, reclassification of capital stock, consideration, merger, sale, transfer or other disposition, by a holder of the number of shares of Common Stock which this Warrant entitled the holder thereof to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments (as determined in good faith by the Board of Directors of the Company or of such other corporation, as the case may be) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of this Warrant, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.

  1.3. In case the Company shall hereafter at any time declare a dividend upon shares of Common Stock payable otherwise than out of retained earnings or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise of this Warrant in whole or in part, be entitled to receive, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Warrant Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of this Warrant would have received as dividends (otherwise than out of such retained earnings and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations) if continuously since the date set forth at the foot of this Warrant such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this Section 1.3, a dividend payable otherwise than in cash shall be considered to be payable out of retained earnings only to the extent of the fair value of such dividend as determined by the Board of Directors of the Company.

  1.4. No certificates for fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall, upon exercise in full of this Warrant, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the current market value of such fractional interest calculated to the nearest cent, computed on the basis of the closing sale price, as reported by the National Association of Securities Dealers, Inc., of the Common Stock in the over-the-counter market on the most recent day within ten days prior to the date of such exercise for which such closing prices shall have been so reported, or, if the Common Stock is listed on a stock exchange registered with the Securities and Exchange Commission, the last reported sale price on such exchange on such day; and if there shall have been no sale on said day, then the computation shall be made on the basis of the last reported sale price on such exchange within ten days prior to such date. If there have been no reported closing sale prices, as the case may be, within such ten days, the current market value shall be fixed in a manner determined in good faith by the Board of Directors of the Company.

  1.5. Whenever the Warrant Price is adjusted, as herein provided, the Company shall forthwith file with the Warrant Agent a statement signed by the President or any one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted Warrant Price determined as herein provided. Such statement shall show in detail the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional securities issued. Whenever the Warrant Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the Warrant Price to be mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company.

  1.6.  Notices of Record Date, Etc.  In case:

  (a) the Company shall take a record of the holders of its Common Stock (or any other securities issuable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend (other than a regular cash dividend at the same rate as the rate of the last regular cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

  (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to each holder of record of the Warrants at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrants may be exercised prior to said date during the term of the Warrants.

Section 2.    Investment Intent

  2.1 The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before exercising or selling this Warrant of such holder's intention to do so, describing briefly the manner of any proposed sale of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable upon such proposed exercise hereof. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company for such counsel's opinion. If in the opinion of such counsel, or upon receipt by the Company of a reasonably satisfactory opinion from any other counsel, to the effect that the proposed exercise or sale may be effected without registration under the Securities Act of 1933, as amended ("Securities Act"), of this Warrant or the shares of Common Stock issuable on the exercise hereof, the holder of this Warrant shall be entitled to sell this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise, all in accordance with the terms of the notice delivered by such holder to the Company. If in the opinion of counsel the proposed exercise or sale described in said written notice given by the holder of this Warrant may not be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company shall promptly give written notice of such opinion to the holder of this Warrant. The holder of this Warrant agrees that, if the proposed exercise or sale by such holder cannot, in the opinion of counsel, be effected without such registration, the holder will not so exercise or sell this Warrant or the shares of Common Stock issuable upon the exercise hereof unless this Warrant or the shares of Common Stock issuable upon the exercise hereof are registered by the Company as herein provided.

Section 3.    Registration Rights

  3.1.  Optional Registration at the Election of the Company.

        3.1.1.   If at any time after December 31, 1996, the Company at
its sole discretion may elect to file a registration statement on Form S-1, S-2, S-3, SB-1 or SB-2, or any form substituted therefor, with respect to the
shares of Common Stock issuable upon exercise of the Warrants.   Such
registration statement may, at the election of the Company, include other securities of the Company. In the event the Company elects to file a registration statement with respect to shares of Common Stock issuable upon exercise of the Warrants under the Securities Act, the Company will give to each holder or holders of the Warrants and/or shares of Common Stock acquired upon the exercise of the Warrants at least ten (10) days prior written notice of its intention to file such registration statement (the "Optional Registration").

        3.1.2. Unless any holder of Warrants shall direct otherwise, the Company shall include all shares of Common Stock evidenced by the Warrants or issued upon the exercise thereof in any such Optional Registration statement and will maintain the prospectus included in any registration statement which may be so filed current for a period of at least nine (9) months subsequent to the effective date of such registration statement.

        3.1.3. Nothing in this Section 3.1 shall be deemed to obligate the Company to proceed with any registration of its securities after giving the notice herein provided.

        3.1.4. The obligations of the Company under this Section 3.1 shall be fully satisfied after it has notified the holders of the Warrants of one (1) opportunity to participate in any Optional Registration under this
Section 3 which shall have become effective under the Securities Act.

        3.1.5. All costs and expenses of any such Optional Registration incurred by the Company, including, without limitation, filing fees, and all legal, accounting and printing costs and expenses, shall be paid by the Company. The holder of the Warrants and/or shares issued upon exercise of the Warrants shall pay all sales and brokerage commissions directly related to the sale of securities for their account.

  3.2.  Mandatory Registration in Certain Events.

        3.2.1. In the event: (a) the holders of the Warrants and/or shares of Common Stock acquired upon exercise of the Warrants shall have not been offered the opportunity of participating in an Optional Registration as contemplated by Section 3.1 above; and (b) at any time after March 31, 1997 when a written demand for registration is received by the Company under this
Section 3.2, the Warrants have been "in-the-money" (as defined in Section
3.2.2 below) for at least sixty (60) consecutive calendar days prior to the date of such demand for registration hereunder; and (c) such demand for registration is received prior to the Expiration Date of the Warrants as to any shares of Common Stock covered by Warrants that have not been exercised or within one year after such Expiration Date as to any shares of Common Stock covered by Warrants that have been exercised;

then a majority of the holders of the Warrants and/or shares of Common Stock acquired upon exercise of the Warrants shall have the right to demand in writing that the Company use its best efforts to register shares of Common Stock acquired and/or issuable upon exercise of the Warrants under the Securities Act in accordance with this Section 3.2.

        3.2.2. For the purposes of this Section 3.2, the Warrants shall be deemed to have been "in-the-money" on any day within the aforesaid 60 day period if the closing sale price of the Company's Common Stock, as reported by The Nasdaq SmallCap Market or any other securities exchange or other automated quotation service on which the Company's Common Stock is then regularly quoted, shall exceed the Warrant Price then in effect on such day. Should there be no closing sale price on any particular day during the 60 day period in which other securities are regularly traded and quoted, the closing price for such date shall be deemed to be the closing bid price on such day for the Company's Common Stock as so quoted. On any day within the aforesaid 60 day period in which the Company's Common Stock is not quoted by reason of said date being a weekend date, holiday or other date on which securities are not regularly traded and quoted by the applicable securities exchange or other automated quotation service, the closing price for the Common Stock for such date shall be deemed to be the same closing price as existed on the immediately preceding date on which securities were regularly traded and quoted.

        3.2.3.   Upon receipt of a demand for registration under this
Section 3.2, the Company within 60 days thereafter will file a registration statement under the Securities Act covering all shares subject to such Warrants and/or shares held by any such holder or holders upon exercise of Warrants and covered by any such request, and will maintain the prospectus included in any registration statement which may be so filed current for a period of at least nine (9) months subsequent to the effective date of such registration statement. The obligations of the Company under this Section 3.2 shall be fully satisfied after the holders of the Warrants have participated in one (1) registration statement which has been declared effective under the Securities Act of 1933 in accordance with the provisions of Sections 3.1 above and/or this Section 3.2. All costs and expenses of any such registration statement incurred by the Company including, without limitation, filing fees, and all legal, accounting and printing costs and expenses, shall be paid by the Company. The holder of the Warrants and/or shares issued upon exercise of the Warrants shall pay all sales and brokerage commissions directly related to the sale of securities for their account.

        3.2.4.   Limitation Upon Mandatory Registration Rights.   If an
investment banker engaged by the Company in connection with an firm commitment underwritten public offering of securities proposed for registration under the Securities Act for the account of the Company determines in its sole discretion that registration of securities pursuant to this Section 3.2 for the account of the holders shares of Common Stock issuable or acquired upon exercise of the Warrants would interfere with or be detrimental to such offering for the account of the Company, the Company shall give prompt written notice of such determination to such holder or holders, setting forth in reasonable detail the reasons for such determination. In such event the Company, upon written notice to the holder of such securities, shall have the right to require, as a condition of such registration, that the holder of such securities execute a written agreement that such holder will not sell such securities for a period of up to six (6) months after the effective date of the registration statement for a firm commitment underwritten public offering for the account of the Company without the prior consent of the underwriter. The provisions of this Section 3.2.2 shall no longer apply in the event the proposed firm commitment underwritten public offering for the Company is withdrawn or abandoned for any reason.

  3.3. Amendment or Supplement to Prospectus. If at any time within nine (9) months after a registration statement covering the shares of Common Stock subject to or acquired upon exercise of Warrants as provided in Section
3.1 or 3.2 hereof, shall have become effective, to the knowledge of the Company any event occurs as a result of which a prospectus included therein relating to shares of Common Stock subject to or acquired upon exercise of Warrants, as then amended or supplemented, would include any untrue statement of a material fact, or would not state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the holder or holders of Warrants and/or shares of Common Stock covered by such prospectus thereof and the Company will at its own cost and expense amend or supplement such prospectus in order to correct such statement or omission in order that the prospectus as so amended or supplemented will comply with the requirements of Section 10(a) of the Securities Act.

  3.5. Undertakings. In connection with any registration statement or post-effective amendment pursuant to Section 3.1 or 3.2:

  (a) The Company will comply with all applicable rules and regulations of the Securities and Exchange Commission or any similar Federal commission and will make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement or post-effective amendment, as the case may be, which earnings statement will satisfy the provisions of
Section 11(a) of the Securities Act.

  (b) Each holder of the Warrants and/or shares of Common Stock covered by such registration statement, as the case may be, will furnish in writing to the Company such information regarding such holder and its proposed plan of distribution of such shares as the Company shall reasonably request and which would be available to such holder without undue expenditure of time or cost in order to have such registration statement declared effective.

  (c) The Company agrees to furnish to the holders of the Warrants and of the shares of Common Stock acquired upon the exercise thereof, a prospectus (in such reasonable quantities as such holders shall request) containing certified financial statements and other information meeting the requirements of the

Securities Act and the rules and regulations thereunder and relating to the Warrants and/or shares of Common Stock subject thereto and/or shares of Common Stock acquired upon the exercise of the Warrants. The furnishing of such prospectus shall be at the expense of the Company.

  (d) The Company will use its best efforts to qualify the shares of Common Stock covered by any registration statement or post-effective amendment for public offering or sale on the effectiveness thereof in such jurisdictions as the holders offering the same shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation in any jurisdiction or to give a general consent to service of process in any jurisdiction except in connection with matters arising from the sale of shares of Common Stock in such jurisdiction, nor shall the Company be required to qualify the shares for sale at the Company's expense in any states other than New York and California except with the consent of the Company.

  (e) Any new prospectus with respect to the shares of Common Stock issuable upon exercise of the Warrants shall provide that such securities may be offered or sold only upon such terms respecting the price or distribution thereof, as the owners reasonably determine.

  3.6.  Indemnification.   In the event of any registration of shares of
Common Stock subject or acquired upon exercise of Warrants, the Company will indemnify and hold harmless each holder of Warrants and shares of Common Stock being offered and each person, if any, who may be deemed to control such holder within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the Securities Act, or otherwise, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement or post-effective amendment under which such Warrants and shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of them for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any of them to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement of any material fact contained, or is based upon any omission or alleged omission to state a material fact, on the effective date thereof in such registration statement or post-effective amendment, such preliminary prospectus or such final prospectus or any such amendment or supplement in reliance upon and in conformity with information furnished in writing by such persons to the Company expressly for use in the preparation thereof.

  The obligations of indemnification hereunder shall include any and all losses, claims, damages, judgments, liabilities or costs, including related attorneys' fees and other costs of investigation, preparation, defense and providing evidence, whether or not in connection with litigation in which the party to be indemnified is a party, as and when such losses, claims, damages, judgments, liabilities or costs are incurred, which are directly or indirectly caused by, relating to, based upon or arising out of any act or omission on the part of the indemnifying party hereunder.

  Each such person shall promptly give notice to the Company after such person has actual knowledge of any such claim as to which indemnity may be sought hereunder, or of the commencement of any legal proceedings against such person as to such claim, whichever shall first occur, and (subject to clause
(c) below) the Company shall promptly assume the defense thereof, including the employment of counsel reasonably satisfactory to such person and the payment of all fees and expenses incurred in connection with the defense thereof. Such person shall have the right to employ separate counsel in any such action and to participate in the defense thereof if (a) such person shall pay the fees and expenses of such separate counsel or (b) the Company shall have failed promptly to assume the defense of such action or proceeding through counsel reasonably satisfactory to such person or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such person and the Company and such person shall have been advised in writing by counsel that there may be one or more legal defenses available to him which are different from or additional to those available to the Company, in which case such person may elect in writing to employ separate counsel at the expense of the Company (after which the Company shall not have the right to defense of such action or proceeding on behalf of such person), it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time, which firm shall be designated by agreement of all such persons and, if no agreement is reached by all such persons and, if no agreement is reached by all such persons within 15 days of the filing of the relevant complaint, by the Company. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be unreasonably withheld), but if any such action or proceeding is settled with its written consent, the Company agrees to indemnify and hold harmless such person from and against any loss, claim, damage, or liability (to the extent stated above) by reason of such settlement or judgment.

Section 4.     Miscellaneous

  4.1. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

  4.2. This Warrant and all rights hereunder or any portion thereof are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Warrant agent at its principal office hereinabove referred to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new Warrant or Warrants of like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares, or such portion thereof as shall be so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, there shall be issued in the name of the registered holder of this Warrant, a new Warrant or Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the balance of the number of shares which may be subscribed for and purchased hereunder.

  4.3. If this Warrant shall be lost, stolen, mutilated or destroyed, the Company may instruct the Warrant Agent, on such terms as to indemnify or otherwise as the Company may in its discretion impose, to issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

  4.4. The Company and any Warrant Agent may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

  4.5. This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

  4.6. This Warrant shall be governed by the laws of the State of California.

  IN WITNESS WHEREOF, INVITRO INTERNATIONAL has caused this Warrant to be signed in its corporate name by its duly authorized officer as of the day and year written below.

Dated:  March 21, 1996

INVITRO INTERNATIONAL

                  By:  /s/  W. Richard Ulmer
                       -------------------------------
                       W. Richard Ulmer, President and Chief Executive Officer [CORPORATE SEAL]

Attest:

/s/  William M. Curtis
--------------------------------
William M. Curtis, Secretary

                            TRANSFER OF WARRANT

For value received ____________________________________________ hereby sells, assigns and transfers unto ________________________, the right to purchase _______________ of the shares of Common Stock of INVITRO INTERNATIONAL, a California corporation, which rights are represented by the within Warrant, and does hereby irrevocably constitute and appoint _____________________ attorney to transfer said rights on the books of the within named Company, with full power of substitution in the premises.

Dated: ___________________, 199__       ________________________________
                                                  (Signature)

                                        ________________________________
                                              Signature Guarantee

****************************************************************************
                           ELECTION TO SUBSCRIBE

                                                Date:_________________, 199__

To: INVITRO INTERNATIONAL: The undersigned hereby subscribes for __________ of the shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof:

                                         Deliver Stock Certificates(s)
                                         [   ]         [  ]
Issue Certificate(s) for said Stock      by mail       against counter-receipt
TO:                                      TO:

__________________________________       _____________________________________
(Name)                                   (Name)

__________________________________       _____________________________________
(Taxpayer Identification Number)         (Street and Number)

__________________________________       _____________________________________
(Street and Number)                      City           State      ZIP Code

__________________________________
City       State     ZIP Code

and if said number of shares shall not be all of the shares covered by the within Warrant, that a new Warrant for the balance of the shares remaining be registered in the name of, and delivered, to the registered holder of this Warrant certificate.



__________________________________       _____________________________________
(Signature of Registered Holder)         Signature Guarantee








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